UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	98-0420223
(Commission File Number)	(I.R.S. Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31 70 373 2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition

(a)
On May 8, 2017, Chicago Bridge & Iron Company N.V. issued a press release announcing financial results for the quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1 – Press Release dated May 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	May 8, 2017	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated May 8, 2017